Nationwide Life Insurance Company • Nationwide VLI Separate Account - 4	Nationwide Life and Annuity Insurance Company • Nationwide VL Separate Account - C

Prospectus supplement dated December 12, 2012 to

BOA CVUL Future NLAIC and BOA CVUL NLAIC prospectus dated April 24, 1998, and

BOA CVUL Future NWL, BAE CVUL Future NWL, Next Generation CVUL, and Future Executive VUL prospectus dated May 1, 2012

This supplement updates certain information contained in your prospectus.  Please read it and keep it with your prospectus for future reference.

The following sub-accounts are only available in policies that were issued on or before December 31, 2012:

•	AllianceBernstein Variable Products Series Fund, Inc. - AllianceBernstein International Value Portfolio: Class A
•	American Century Variable Portfolios, Inc. - American Century VP Vista Fund: Class I
•	American Funds Insurance Series - Bond Fund: Class 2
•	Nationwide Variable Insurance Trust - Federated NVIT High Income Bond Fund: Class I
•	Nationwide Variable Insurance Trust - NVIT Emerging Markets Fund: Class I
•	Neuberger Berman Advisers Management Trust - AMT Large Cap Value Portfolio: Class I
•	Neuberger Berman Advisers Management Trust - AMT Mid Cap Intrinsic Value Portfolio: Class I
•	Oppenheimer Variable Account Funds - Oppenheimer Capital Appreciation Fund/VA: Non-Service Shares
•	Pioneer Variable Contracts Trust - Pioneer Emerging Markets VCT Portfolio: Class I

GWP-0420